Exhibit 99.1


                                  CERTIFICATION
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Kadant Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   November 6, 2002                   /s/ William A. Rainville
                                            ------------------------------------
                                            William A. Rainville
                                            Chief Executive Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of a separate disclosure document.